Exhibit 10.1

Execution Version

AMENDMENT NO. 9 AND AGREEMENT

This AMENDMENT NO. 9 AND AGREEMENT (this “Amendment”) dated as of May 14, 2014 (the “Effective Date”) is among Bonanza Creek Energy, Inc., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined below), and KeyBank National Association, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

A.                                    The Borrower is party to that certain Credit Agreement dated as of March 29, 2011 (as amended by Amendment No. 1 dated as of April 29, 2011, Amendment No. 2 & Agreement dated as of September 15, 2011, the Resignation, Consent and Appointment Agreement and Amendment Agreement dated as of April 6, 2012, Amendment No. 3 & Agreement dated as of May 8, 2012, Amendment No. 4 dated as of July 31, 2012, Amendment No. 5 dated as of October 30, 2012, Amendment No. 6 dated as of March 29, 2013, Amendment No. 7 dated as of May 16, 2013, and Amendment No. 8 dated as of November 6, 2013 and as the same may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and KeyBank National Association (as successor in interest to BNP Paribas), as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).  Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B.                                    The Lenders wish to, subject to the terms and conditions of this Amendment, (i) increase the aggregate Commitments, (ii) increase the Borrowing Base, and (iii) amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Lenders hereby agree as follows:

Section 1.                                          Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 2.                                          Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.                                          Redetermination of Borrowing Base.

(a)                                 Subject to the terms of this Amendment and in accordance with Section 2.02(b)(i) of the Credit Agreement, as amended hereby, as of the Effective Date, the Borrowing Base shall be $525,000,000, and such Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined in accordance with Section 2.02 of the Credit Agreement.

(b)                                 The redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the scheduled redetermination of the Borrowing Base pursuant to Section 2.02 of the Credit Agreement with respect to the Independent Engineering Report delivered on or before April 1, 2014.

Section 4.                                          Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Threshold Amount” in its entirety and replacing it with the following new definition:

“Aggregate Threshold Amount” means the sum of $400,000,000 plus the total of all Threshold Amount Increases effected under Section 2.17.

(b)                                 Section 6.02(g) and Section 6.02(h) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

(g)                                 Bond Debt; provided that, (i) the Borrowing Base then in effect on funding of any such Bond Debt shall automatically reduce by an amount equal to 25% of the aggregate principal amount (without giving effect to any original issue discount) of such issuance (which reduction shall be effective on the next succeeding Business Day after such funding and such reduced Borrowing Base shall remain in effect until the date the Borrowing Base is otherwise redetermined pursuant to Section 2.02), and (ii) either (A) no Second Lien Debt shall be outstanding or (B) the proceeds of the Bond Debt shall be used to repay the Second Lien Debt in full;

(h)                                 Bond Refinancing Debt; provided that, no Second Lien Debt shall be outstanding;

(c)                                  Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule I attached hereto.

(d)                                 Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule II attached hereto.

Section 5.                                          Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate or limited liability company, as applicable, power and authority of such Person and have been duly authorized by appropriate corporate or limited liability company, as applicable, action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

Section 6.                                          Conditions to Effectiveness.  This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)                                 The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of:

(i)                                     this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Issuing Lender and the Lenders;

(ii)                                  a Note payable to the order of each Lender in the amount of its Commitment duly and validly executed and delivered by duly authorized officers of the Borrower;

(iii)                               reaffirmations of the Mortgages in a form satisfactory to the Administrative Agent duly and validly executed and delivered by duly authorized officers of the applicable Obligor and the Administrative Agent;

(iv)                              copies, certified as of the date of this Amendment by a Responsible Officer or the secretary or an assistant secretary of the Borrower of (A) the resolutions of the board of directors or managers (or other applicable governing body) of the Borrower approving the Loan Documents to which it is a party, (b) the articles or certificate (as applicable) of incorporation (or organization) and bylaws, limited liability company agreement, operating agreement, limited partnership agreement or other governing documents of the Borrower, and (c) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Credit Agreement, the Security Instruments, and the other Loan Documents to which the Borrower is a party; and

(v)                                 copies, certified as of the date of this Amendment by a Responsible Officer or the secretary or an assistant secretary of each Guarantor of (a) the resolutions of the board of directors or managers (or other applicable governing body) of such Guarantor approving the Loan Documents to which it is a party, (b) the articles or certificate (as applicable) of incorporation (or organization) and bylaws, limited liability company agreement, operating agreement, limited partnership agreement or other governing documents of such Guarantor, and (c) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Guaranty, the Security Instruments, and the other Loan Documents to which such Guarantor is a party.

(b)                                 No Default shall have occurred and be continuing as of the Effective Date.

(c)                                  The representations and warranties in this Amendment shall be true and correct in all material respects.

(d)                                 The Borrower shall have paid (i) all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement, and (ii), if any Lender’s share of the allocated Borrowing Base as of the Effective Date after taking into account the redetermination of the Borrowing Base set forth herein (such Lender’s “New Allocation”) shall be greater than such Lender’s share of the allocated Borrowing Base prior to giving effect to the redetermination of the Borrowing Base set forth herein (such Lender’s “Existing Allocation”), to the Administrative Agent for the account of each such Lender, an upfront fee in the amount equal to .35% of the difference between the Existing Allocation of such Lender and the New Allocation of such Lender.

Section 7.                                          Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)                                 The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) (1) any Default or Event of Default under any of the Loan Documents, (2) any of the agreements, terms or conditions contained in any of the Loan Documents, or (3) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (ii) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)                                  Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended and otherwise modified hereby, and acknowledges and agrees that the Credit Agreement, as amended and otherwise modified hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended and otherwise modified hereby, are not impaired in any respect by this Amendment.

(d)                                 From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended and otherwise modified by this Amendment.

(e)                                  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(f)                                   The Borrower hereby agrees that, on or before June 30, 2014, or such later date as the Administrative Agent shall determine in its sole discretion, the Borrower shall, and shall cause each of its Subsidiaries to,  (i) take such actions and execute and deliver such documents and instruments as the Administrative Agent shall require to ensure that the Administrative Agent shall have received satisfactory title opinions (including, if requested, supplemental or new title opinions addressed to it) or, to the extent acceptable to the Administrative Agent in its sole discretion, other title evidence, which title opinions or other title evidence (A) shall collectively cover at least 80% of the present value of the Proven Reserves of the Borrower and its Subsidiaries shown on the most recently delivered Engineering Report (and together with any Proven Reserves acquired since the date of such report) and at least 80% of the present value of the Proven Reserves that are categorized as “proved, developed and producing” on the most recently delivered Engineering Report (and together with any Proven Reserves acquired since the date of such report), (B) shall be in form and substance acceptable to the Administrative Agent in its sole discretion, and (C) shall include opinions or, to the extent acceptable to the Administrative Agent in its sole discretion, other title evidence regarding the before payout and after payout ownership interests held by the Borrower and its Subsidiaries for all wells located on the Oil and Gas Properties covered thereby as to the ownership of Oil and Gas Properties of the Borrower and its Subsidiaries and (ii) grant to enter into Mortgages or supplements to Mortgages encumbering at least 80% of the Borrower’s and its Subsidiaries’ Proven Reserves and Oil and Gas Properties (as set forth in the most recently delivered Engineering Report).

Section 8.                                          Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty, as amended and otherwise modified hereby, are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 9.                                          Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature or signature delivered by other electronic means and all such signatures shall be effective as originals.

Section 10.                                   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.                                   Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 12.                                   Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 13.                                   RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT.  EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 13, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 14.                                   Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.

	By:	/s/ Marvin Chronister
	Name:	Marvin Chronister
	Title:	Interim President and Chief Executive Officer

GUARANTORS:

BONANZA CREEK ENERGY OPERATING COMPANY, LLC

	By:	/s/ Marvin Chronister
	Name:	Marvin Chronister
	Title:	Interim President and Chief Executive Officer

BONANZA CREEK ENERGY RESOURCES,
LLC

By:	/s/ Marvin Chronister
Name:	Marvin Chronister
Title:	Interim President and Chief Executive Officer

BONANZA CREEK ENERGY MIDSTREAM,
LLC

By:	/s/ Marvin Chronister
Name:	Marvin Chronister
Title:	Interim President and Chief Executive Officer

BONANZA CREEK ENERGY UPSTREAM
LLC

By:	/s/ Marvin Chronister
Name:	Marvin Chronister
Title:	Interim President and Chief Executive Officer

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

HOLMES EASTERN COMPANY, LLC

By:	/s/ Marvin Chronister
Name:	Marvin Chronister
Title:	Interim President and Chief Executive Officer

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

ADMINISTRATIVE AGENT/
ISSUING LENDER/LENDER:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ James Neblett
	Name:	James Neblett
	Title:	Vice President

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Elena Robciue
	Name:	Elena Robciue
	Title:	Managing Director

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	WELLS FARGO BANK. N.A., as a Lender

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Eric Broussard
	Name:	Eric Broussard
	Title:	Senior Vice President

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	IBERIABANK, as a Lender

	By:	/s/ Cameron Jones
	Name:	Cameron Jones
	Title:	Senior Vice President

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

Signature Page to Amendment No. 9 and Agreement

Bonanza Creek Energy, Inc.